SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 20, 2004


                                   EPLUS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                   000-28926           54-1817218
               --------------          --------------       --------------
     (State or other jurisdiction  (Commission File Number) (IRS Employer
              of incorporation)                             Identification No.)

                  400 Herndon Parkway, Herndon, Virginia 20170
              -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ]   Written communications pursuant to Rule 425  under  the  Securities  Act
        (17 CFR 230.425)

[   ]   Soliciting  material  pursuant to Rule  14a-12  under  the  Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement  communications pursuant  to Rule  14d-2(b)  under  the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement  communications  pursuant to  Rule 13e-4(c)  under  the
        Exchange Act (17 CFR 240.13e-4(c))



















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
Item 8.01         Other Events

Between March and October of 2004, the Company entered into four separate leasing schedules with a lessee named Cyberco Holdings, Inc. ("Cyberco"), all for computer servers. All four of the leasing schedules were fully funded by lenders on a non-recourse basis pursuant to agreements between the Company and the lenders ("Agreements").

On November 17, 2004, federal agents reportedly raided Cyberco's headquarters in Grand Rapids, Michigan. It is the Company's understanding that evidence has revealed that the principals of Cyberco had been allegedly perpetrating a fraud against numerous lessors and lenders including the Company. On November 30, 2004, the FBI filed an application to obtain a seizure warrant for $1,000,000 from a bank in Hong Kong, along with other assets transferred by the principals of Cyberco to other third parties and banks. On December 9, 2004 an involuntary bankruptcy petition was filed against Cyberco in the U.S. Bankruptcy Court for the Western District of Michigan. The Company has entered its appearance in the bankruptcy via local counsel in Grand Rapids, Michigan. The Trustee has filed a notice of possible dividends to creditors, although the amount is as yet undetermined.

The aggregate principal amount outstanding on the above referenced Agreements funded to Cyberco is approximately $14,000,000. Recently, the lenders for the four leasing schedules served demand letters on the Company for the principal amount outstanding on the Agreements. Because each of the Agreements was non-recourse with respect to the Company, the Company does not believe it is liable under the Agreements and to date has made no accounting accruals for any liability. The Company will continue to investigate any potential exposure it may have as a result of this situation and intends to vigorously defend any claim that may be made by any of the lenders.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Current Report on Form 8-K, which are not historical facts, may be deemed to be "forward-looking statements" about matters relating to the Company's disputes with Cyberco and the aforementioned lenders. Although these statements are based upon the Company's current expectations and beliefs, they are subject to known and unknown risks and uncertainties that could cause actual results and outcomes to differ materially from those described in, or implied by, the forward-looking statements, including any future disagreements and other risks or uncertainties detailed in our Securities and Exchange Commission filings.












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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                    EPLUS INC.


Date:  December 20, 2004
                                                    By:   /s/Steven J. Mencarini
                                                    ----------------------------
                                                             Steven J. Mencarini
                                                         Chief Financial Officer














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